                                                                  EXHIBIT (c)(3)

  NUMBER                                                              SHARES

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                                    FORM OF

                         VAN KAMPEN AMERICAN VALUE FUND

                                 CLASS R SHARES

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES that                                            is the owner of

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       ----------
                                                     CUSIP 921133273
                                                       ----------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Value Fund, transferable on the books of the fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                      Dated

                        [VAN KAMPEN AMERICAN VALUE FUND
                                 MARYLAND SEAL]

 STEFANIE CHANG YU                                            RONALD E. ROBISON
VICE PRESIDENT AND                                           PRESIDENT AND CHIEF
    SECRETARY                                                 EXECUTIVE OFFICER

                                                                       KC 002717
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               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                    P.O. BOX 947, JERSEY CITY, NJ 07303-0947

                                                       TRANSFER AGENT

                  By
                    -------------------------------------------------
                                                   AUTHORIZED OFFICER

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              PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                         VAN KAMPEN AMERICAN VALUE FUND

NUMBER                           CLASS R SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.        CONFIRM NO.

TRADE DATE                             CONFIRM DATE      BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                             VAN KAMPEN INVESTOR SERVICES INC.
                                             P.O. BOX 947
                                             JERSEY CITY, NJ 07303-0947

                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------

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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                        hereby sell, assign and transfer unto

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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----------------------------------------------------------------- Class I Shares

of the common stock represented by the within Certificate, and do hereby irrevocable constitute and appoint ---------------------------------------------

----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated,                      20
                --------------------    --------

                ----------------------------------------------------------------
                                             Owner

                ----------------------------------------------------------------
                                    Signature of Co-Owner, if any

IMPORTANT         {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                  {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

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         *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants              UNIF GIFT MIN. ACT -        Custodian
            in common                                   -------          -------
                                                         (Cust)          (Minor)
                                                          under Uniform Gifts to
                                                               Minors Act
TEN ENT  -  as tenants by
            the entireties
                                                  ------------------------------
JT TEN   -  as joint tenants                                 (State)
            with right of sur-
            vivorship and not
            as tenants in common

     Additional abbreviations may also be used though not in the above list

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